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                                                                  EXHIBIT 10.9



                                      August 7, 1997









Mr. John C. Cantlin
2000 River Lake Drive
Hoover, AL 35244

Dear John:

    I am pleased to confirm our verbal offer of employment for the position of Vice President, Finance, Chief Financial Officer & Treasurer of RBX Corporation. The offer is effective Monday, September 1, 1997.

    Following are the details we discussed:


BASE SALARY:            $15,833/monthly; to be reviewed 9/01/98.

BONUS:                  Eligibility under the RBX Annual Incentive Plan for
                        1997.
                        - 1997 bonus will be guaranteed at the target rate of 35% of base for this position ($190,000 x .35 /
                            3) or $22,100.  Payment will be $25,000.
                        - 1998 bonus guaranteed at 50% of the target rate of 35% for this position ($190,000 x 0.175) or $32,500. Payment will be $35,000.

SIGNING BONUS:          Equal to one (1) month's salary payable within thirty
                        (30) days of employment.

STOCK:                  Eligibility under the RBX Stock Incentive Plan.
                        Eligibility for this position will be 4,000 shares pending Board approval.

RETIREMENT/401(K):      Eligibility under the RBX Pension Plan and 401(K)
                        Savings Plan.

RELOCATION:             See Attachment.  Relocation expenses will be grossed
                        up for tax purposes; temporary living expenses covered
                        up to six (6) months.
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VACATION:               2 weeks in 1997; 4 weeks each year thereafter.

HEALTH/LIFE INSURANCE:  See attached Benefits outline.

STD/LTD:                See attached Benefits outline.

SEVERANCE:              If your employment is terminated by the Company for
                        any reason other than cause during the first three (3)
                        years of employment, you will receive twelve (12) months base pay severance.


    I would like to welcome you aboard the RBX team. There is a lot of work to do and I am excited about the expertise you bring to us. Together, I am convinced we can all be successful.


                                      Sincerely,




                                      FRANK H. ROLAND









                                                 _____________________________
                                                               JOHN C. CANTLIN
                                                                Offer Accepted